SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported): July 12, 2004 (July 8, 2004)


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                    0-8924                              73-0981865
          (Commission File Number)           (IRS Employer Identification No.)


             1831 Second Street
            Berkeley, California                           94710
  (Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)





          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Change in Registrant's Certifying Accountant

     On July 8, 2004, Trinity Learning Corporation (the "Registrant") notified Chisholm, Bierwolf & Nilson, LLC, ("CBN") of its decision to dismiss CBN as its independent auditors and engaged BDO Spencer Steward to serve as the
Registrant's independent auditor for the fiscal year ended June 30, 2004. The decision to change auditors was approved by the Registrant's Board of Directors.

     CBN's predecessor firm, Bierwolf, Nilson & Associates ("BNA"), audited the Registrant's financials statements for the fiscal year ended September 30, 2002 and the transition period ended June 30, 2003. BNA's auditor's report for the transition period ended June 30, 2003 contained a separate paragraph stating, "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13 to the consolidated financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." BNA's auditor's report for the fiscal year ended September 30, 2002 contained a separate paragraph stating, "The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as so noted, BNA's reports for each of these two periods did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with audits of the transition period ended June 30, 2003 and the fiscal year ended September 30, 2002 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Registrant and CBN or its predecessor entity BNA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CBN or BNA, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     The Registrant has provided CBN with a copy of the foregoing disclosures. A letter from CBN addressed to the Securities & Exchange Commission is included as
Exhibit 16.1 to this Current Report on Form 8-K and states that CBN agrees with such disclosure.

     Effective July 8, 2004, the Registrant engaged BDO Spencer Steward as its independent auditors with respect to the Registrant's fiscal year ending June 30, 2004. The Registrant also engaged BDO Seidman, LLP as independent accountants on whom BDO Spencer Steward is expected to express reliance, in connection with the delivery of its audit report, regarding significant subsidiaries of the Registrant.

     During the fiscal year ended September 30, 2002, the transition period ended June 30, 2003 and through the date of their engagement, the Registrant did not consult BDO Spencer Steward with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that BDO Spencer Steward concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or reporting issue, or (ii) any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          16.1 Letter from Chisholm, Bierwolf & Nilson, LLC to be filed by amendment.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRINITY LEARNING CORPORATION



Date: July 12, 2004                      By: /s/  Douglas Cole
      --------------------                   --------------------------------
                                                  Douglas Cole
                                                  Chief Executive Officer



                                       -3-